UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                 Date of Report
                        (Date of earliest event reported)
                                February 10, 2005

                              QUALITY SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)

          CALIFORNIA                  0-13801                   95-2888568
        (State or other             (Commission               (IRS Employer
jurisdiction of incorporation)      File Number)          Identification Number)

                           18191 Von Karman, Suite 450
                            Irvine, California 92612
                    (Address of Principal Executive Offices)

                                 (949) 255-2600
              (Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

      |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

      On February 10, 2005, NextGen Healthcare Information Systems, a subsidiary of Quality Systems Inc., announced its entry into an agreement with Siemens Medical Solutions. Under the terms of the agreement, Siemens will add NextGen Healthcare's EMR and Practice Management Solutions to its global solutions portfolio. A copy of the press release announcing the agreement is attached hereto as Exhibit 99 and is incorporated herein by reference.

      The press release contains forward-looking statements within the meaning of the federal securities laws. Statements regarding future events, developments, NextGen's future performance, as well as management's expectations, beliefs, intentions, plans, goals, estimates or projections relating to the future (including, without limitation, statements concerning NextGen's opportunity and ability to significantly accelerate its expansion into international markets and additional domestic markets), are forward-looking statements within the meaning of these laws and involve a number of risks and uncertainties. Moreover, these forward-looking statements are subject to a number of risks and uncertainties, some of which are outlined below. As a result, actual results may vary materially from those anticipated by the forward-looking statements. Among the important factors that could cause actual results to differ materially from those indicated by such forward-looking statements are: the ability of NextGen and Siemens to deliver and maintain interoperable solutions; the possibility that these solutions will not achieve or sustain market acceptance; the timing, cost and success or failure of new product and service introductions, development and product upgrade releases; undetected errors or bugs in software; changing economic, political or regulatory influences in the health-care industry; availability of third-party products and components; competitive pressures including product offerings, pricing and promotional activities; general economic conditions; and the risk factors detailed from time to time in Quality Systems' periodic reports and registration statements filed with the Securities and Exchange Commission. Quality Systems undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01 Financial Statements and Exhibits.

      (a)   Financial Statements of Businesses Acquired.        Not applicable.

      (b)   Pro Forma Financial Information.                    Not applicable.

      (c)   Exhibits.

            Exhibit No.       Description
            -----------       -----------

            99                Press Release dated February 10, 2005.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 11, 2005                       QUALITY SYSTEMS, INC.


                                              By:   /s/ Paul Holt
                                                 -------------------------------
                                                    Paul Holt
                                                    Chief Financial Officer